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                                                                     EXHIBIT 1.1
                 PUERTO RICO INDUSTRIAL, TOURIST, EDUCATIONAL,
                       MEDICAL AND ENVIRONMENTAL CONTROL
                         FACILITIES FINANCING AUTHORITY
                            INDUSTRIAL REVENUE BONDS
                                 1999 SERIES A
                        (Doral Financial Center Project)


                            BOND PURCHASE AGREEMENT


                                October __, 1999


Puerto Rico Industrial, Tourist,
  Educational, Medical and Environmental
  Control Facilities Financing Authority
Minillas Government Center
Santurce, Puerto Rico

         Attention: Executive Director

Doral Financial Corporation
Doral Properties, Inc.
1159 Franklin D. Roosevelt Avenue
San Juan, Puerto Rico 00920

         Attention: President

Ladies and Gentlemen:

         The undersigned (hereinafter called the "Underwriters") hereby offer to enter into this Agreement with Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority (hereinafter called the "Authority"), a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth of Puerto Rico (the "Commonwealth"), created under Act No. 121 of the Legislature of Puerto Rico, approved June 27, 1977, as amended (the "Act"), and with Doral Financial Corporation, a corporation organized under the laws of the Commonwealth ("Doral Financial") and Doral Properties,



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Inc., a corporation organized under the laws of the Commonwealth and a wholly-owned subsidiary of Doral Financial (the "Borrower"), which upon your acceptance of this offer and of this Agreement will be binding on the Authority, Doral Financial, the Borrower and the Underwriters. This offer is made subject to the acceptance of this Agreement by the Authority, Doral Financial and the Borrower on or before 6:00 P.M., Atlantic Standard time, on October __, 1999, and if not so accepted will be subject to withdrawal by the Underwriters upon notice delivered to the Authority, Doral Financial and the Borrower at any time prior to such acceptance.

         1. PURCHASE AND SALE. Upon the terms and conditions and upon the basis of the representations, warranties and agreements set forth herein, each Underwriter hereby agrees, severally and not jointly, to purchase from the Authority, and the Authority hereby agrees to sell and to deliver to each Underwriter, the principal amount of the Authority's Industrial Revenue Bonds, 1999 Series A (Doral Financial Center Project) (hereinafter called the "Bonds") set forth opposite such Underwriter=s name in Schedule I hereto, at a purchase price of __% of the principal amount thereof. The Bonds shall be dated the date of delivery thereof, shall bear interest at such rates, payable on the first day of each month in each year, commencing ______________, 1999, until maturity or prior redemption, all as described in the Official Statement and Prospectus hereinafter mentioned.

         2.       THE BONDS AND THE OFFICIAL STATEMENT AND PROSPECTUS.


                  (a) The Bonds shall be as described in the Official Statement and Prospectus of the Authority, dated October __, 1999. Such Official Statement and Prospectus (including the cover page and all appendices included therein and all information



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incorporated by reference therein), as amended or supplemented from time to time, is hereinafter referred to as the "Official Statement and Prospectus." The Bonds shall be issued and secured under and pursuant to a Trust Agreement, to be dated as of October __, 1999 (the "Trust Agreement"), between the Authority and Citibank, N.A., as trustee (the "Bond Trustee"). The Bonds shall be payable and shall be subject to redemption as provided in the Trust Agreement.

         (b) The proceeds from the sale of the Bonds will be loaned by the Authority to the Borrower pursuant to a Loan and Guaranty Agreement, to be dated as of October __, 1999 (the "Loan and Guaranty Agreement"), between the Authority, the Borrower, and Doral Financial, for the purpose, among other things, of:

                           (i)      financing, in part, the development,
construction and equipping of the Doral Financial Corporation Center (the "Project"); and

                           (ii)     paying certain expenses incurred in
connection with the issuance and sale of the Bonds.

         (c) The obligations of the Borrower under the Loan and Guaranty Agreement will be guaranteed by Doral Financial.

         (d) Concurrently with its acceptance hereof, the Authority shall deliver to the Representative (hereinafter referred to):


                           (i)      a certified copy of the resolution or
resolutions of the Authority (collectively, the "Bond Resolution") approved and adopted by the Board of Directors of the Authority on October __, 1999 authorizing the issuance and sale of the Bonds;



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 and

                           (ii)     a copy of the Official Statement and
Prospectus manually signed on behalf of the Authority by the Executive Director or the Assistant Executive Director of the Authority, or any person authorized to act on his behalf pursuant to the by-laws of the Authority, and approved by the Borrower.

         The Authority will provide to the Representative such additional copies of the Bond Resolution and the Official Statement and Prospectus as the Representative may reasonably request. As soon as practicable (but not later than two days) after the date hereof, the Authority shall deliver to the Underwriters a sufficient number of copies of the Official Statement and Prospectus as the Underwriters may reasonably request so as to enable the Underwriters to comply with the provisions of Paragraph (b)(4) of Rule 15c2-12 of the Securities Exchange Act of 1934, as amended (the "Rule"). The Authority shall be under no obligation to determine what number of copies of the Official Statement and Prospectus requested by the Underwriters pursuant to the preceding sentence shall be sufficient to enable the Underwriters to comply with the requirements of the Rule.

         The Authority has previously delivered to the Underwriters a Preliminary Official Statement and Prospectus of the Authority, dated October __, 1999, relating to the Bonds (such Preliminary Official Statement and Prospectus, including all appendices thereto, and all information included or incorporated by reference therein, being herein called the "Preliminary Official Statement and Prospectus").


         (e)      Concurrently with its acceptance hereof, the Borrower



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shall deliver to the Representative a letter signed and dated the date hereof and addressed to the Underwriters from Pricewaterhouse Coopers LLP, independent certified public accountants, to the effect that such accounting firm confirms that it is an independent certified public accountant with respect to Doral Financial and the Borrower within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountant and stating that on the basis of a reading of the latest available interim unaudited financial statements made available to them, inquiries of officers of Doral Financial and the Borrower responsible for financial and accounting matters and other specified procedures set forth in such letter, nothing came to their attention that caused them to believe that (A) at the date of the latest available interim financial statements of Doral Financial and the Borrower read by such accountants and at a subsequent specified date not more than five business days prior to the date of such letter, there was, with respect to Doral Financial and the Borrower, any change in the capital stock, deposits, securities sold under agreements to repurchase, notes payable, loans payable or any decrease in stockholders= equity of the Borrower, Doral Financial and its subsidiaries consolidated with amounts shown as of the dates of the financial statements of Doral Financial and the Borrower included in the Official Statement and Prospectus or (B) for the period from December 31, 1998, to the date of the latest available interim financial statements of Doral Financial and the Borrower read by such accountants and the period from the date of such interim financial statements to a specified date not more than five business days prior to the date of such letter, there was any decrease, as compared with the corresponding periods of the previous year, in net income, except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Official Statement and Prospectus discloses



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have occurred, and they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Official Statement and Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of Doral Financial and the Borrower subject to the internal controls of the accounting system of Doral Financial and the Borrower or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results.

                  (f) In order to allow the Underwriters to comply with the Rule, the Borrower will enter into a Continuing Disclosure Agreement (the "Continuing Disclosure Agreement") with the Trustee no later than the Closing Date.

         3. AUTHORITY OF THE REPRESENTATIVE. The Underwriters represent that Popular Securities, Inc. (the "Representative") has been duly authorized by the Underwriters to act hereunder on behalf of the other Underwriters and shall have full authority to execute this Agreement and to take such actions as it may deem advisable in respect of all matters pertaining to this Agreement. Any action taken under this Agreement by the Representative will be binding upon all the Underwriters.



         4. PUBLIC OFFERING. The Underwriters agree to make a bona fide public offering of the Bonds at the offering prices set forth in the Official Statement and Prospectus. The Underwriters may offer to sell the Bonds to certain dealers and others at prices lower than the initial public offering prices, and such offering prices



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may be changed, from time to time, by the Underwriters. The Authority, Doral
Financial and the Borrower authorize the Underwriters to use copies of the Official Statement and Prospectus and any amendments or supplements thereto and the information contained therein and copies of the Bond Resolution, the Loan and Guaranty Agreement and the Trust Agreement in connection with the public offering and sale of the Bonds, and Doral Financial, the Borrower and the Authority agree not to supplement or amend, or cause to be supplemented or amended, the Official Statement and Prospectus, the Bond Resolution, the Loan and Guaranty Agreement or the Trust Agreement at any time prior to the date of delivery and payment of the Bonds pursuant to Paragraph 8 hereof (such payment and delivery and the other actions contemplated hereby to take place at the time of such payment and delivery being hereafter sometimes called the "Closing") without the prior written consent of the Underwriters.

         5. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE AUTHORITY. The Authority hereby represents, warrants and agrees as follows:

                  (a) the Authority is a body corporate and politic constituting a public corporation and governmental instrumentality of the Commonwealth duly constituted and existing under the laws of the Commonwealth and has, and at the date of the Closing will have, full right, power and authority (i) to enter into this Agreement, the Trust Agreement, the Loan and Guaranty Agreement and the Letter of Representations relating to the Bonds (the "DTC Agreement") from the Authority and the Trustee to The Depository Trust Company, New York, New York ("DTC"), (ii) to adopt the Bond Resolution, (iii) to issue and sell the Bonds pursuant to the Trust Agreement and to deliver or cause to be delivered the Bonds to or for the account of



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the Underwriters as provided herein, (iv) to perform all of the transactions contemplated by the Official Statement and Prospectus, the Trust Agreement, the Loan and Guaranty Agreement, the Bond Resolution, the DTC Agreement and this Agreement and (v) to approve, execute and deliver the Official Statement and Prospectus;

                  (b) the Authority has duly adopted the Bond Resolution, has duly authorized the execution and delivery of the Bonds, the Official Statement and Prospectus, the Trust Agreement, the Loan and Guaranty Agreement, the DTC Agreement and this Agreement and is duly authorized to perform the obligations to be performed by the Authority under the Bond Resolution, the Bonds, the Trust Agreement, the Loan and Guaranty Agreement, the Official Statement and Prospectus, the DTC Agreement and this Agreement;

                  (c) the Authority is not, and at the time of the Closing will not be, in breach of or in default under any applicable law (including, without limitation, any administrative rulemaking law) or administrative regulation of the Commonwealth, any applicable judgement or decree or any indenture, Loan and Guaranty Agreement, note, resolution, agreement or other instrument to which the Authority is a party or otherwise subject, which breach or default would in any way materially adversely affect the Bond Resolution, this Agreement, the Trust Agreement, the Loan and Guaranty Agreement, the DTC Agreement, the Official Statement and Prospectus or the issuance of the Bonds, and no event has occurred and is continuing which with the passage of time or giving of notice, or both, would constitute such a breach or default; and the due authorization, execution and delivery by the Authority of this Agreement, the Loan and Guaranty Agreement, the Trust Agreement, the DTC Agreement, the Official Statement and Prospectus and the issuance, sale and delivery of the Bonds, the adoption of the Bond



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Resolution by the Authority and compliance with the provisions hereof and thereof will not conflict with or constitute a breach of or default under any law (including, without limitation, any administrative rulemaking law), administrative regulation, judgement, decree or any agreement or other instrument to which the Authority is a party or otherwise subject; nor will any such execution, delivery, issuance, sale, adoption or compliance result in the creation or imposition of any lien, charge, encumbrance or security interest of any nature whatsoever upon any of the revenues, property or assets of the Authority except as expressly provided or permitted hereby and by the Trust Agreement, the Loan and Guaranty Agreement, the Bond Resolution, the DTC Agreement, the Official Statement and Prospectus and the Bonds;

                  (d) all authorizations, approvals, licenses, consents and orders of any governmental authority or agency having jurisdiction of the matter which would constitute a condition precedent to, or the absence of which would materially adversely affect, the performance by the Authority of its obligations hereunder have been or will by the Closing be obtained;

                  (e) at the Closing Date (hereinafter mentioned), the Bonds, the Bond Resolution, the Loan and Guaranty Agreement, the Trust Agreement, the DTC Agreement and this Agreement will constitute the legal, valid and binding obligations of the Authority enforceable in accordance with their respective terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally or may be subject to general principles of equity (regardless of whether such enforceability shall be considered in a proceeding in equity or at law);



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                  (f) there is no action, suit, proceeding, inquiry or
investigation, at law or in equity, before or by any court, public board or body, pending or, to the knowledge of the Authority, threatened against the Authority affecting the existence or powers of the Authority or the titles of its officers to their respective offices or seeking to prohibit, restrain or enjoin the issuance, sale or delivery of the Bonds, or in any way contesting or affecting the validity or enforceability of the Bonds, the Bond Resolution, this Agreement, the Trust Agreement, the Loan and Guaranty Agreement, the DTC Agreement or contesting the powers of the Authority with respect to or any authority for the issuance of the Bonds, the adoption of the Bond Resolution, the execution, delivery or performance of this Agreement, the Trust Agreement, the Loan and Guaranty Agreement, or the DTC Agreement, or, to the knowledge of the Authority, is there any basis therefor, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated hereby or by the Official Statement and Prospectus or the validity or enforceability of the Bonds, the Bond Resolution, this Agreement, the Trust Agreement, the Loan and Guaranty Agreement, or the DTC Agreement;

                  (g) the Bonds, when sold to the Underwriters as provided herein and issued and delivered in accordance with the Trust Agreement, will be validly issued and outstanding obligations of the Authority entitled to the benefits of the Trust Agreement;

                  (h) the information in the Official Statement and Prospectus under the captions "AFICA," "Government Development Bank for Puerto Rico" and "Legal Investment" does not contain any untrue or misleading statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not



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misleading;

                  (i) the Authority agrees to cooperate with the Underwriters and their counsel in any endeavor to qualify the Bonds for offering and sale under the securities or blue sky laws of such jurisdictions of the United States as the Underwriters may request, provided that the Authority shall not be required to execute a general consent to service of process or qualify to do business in connection with any such qualification in any such jurisdiction, and the Authority consents to the lawful use of the Preliminary Official Statement and Prospectus and the Official Statement and Prospectus by the Underwriters in obtaining such qualifications;

                  (j) if between the date of this Agreement and the date that is twenty-five days after the end of the "underwriting period" (as defined in the Rule) the Authority becomes aware of the existence or occurrence of any event which would or might cause the Official Statement and Prospectus, as then supplemented or amended, to contain any untrue statement of a material fact or to omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Authority shall promptly notify the Underwriters thereof;

                  (k) as of its date, the Preliminary Official Statement and Prospectus was deemed "final" by the Authority for purposes of paragraph (b)(1) of the Rule and omitted therefrom only such information permitted to be omitted therefrom by the Rule; and

                  (l) the Authority will provide, or direct the provision of, all information that may be required by the Securities and Exchange Commission pursuant to the Rule and any future amendments



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thereto to the extent such amendments are deemed applicable to the Authority and/or the Bonds.

         6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF DORAL FINANCIAL AND THE BORROWER. Doral Financial and the Borrower, jointly and severally, hereby represent and warrant to, and agree with, the Authority and the Underwriters as follows:

                  (a) Each of the Borrower and Doral Financial confirms its representations, warranties and agreements set forth in the Loan and Guaranty Agreement.

                  (b) A fully executed counterpart of the Loan and Guaranty Agreement, duly executed by Doral Financial and the Borrower, shall be delivered by Doral Financial and the Borrower at the Closing, in the form theretofore submitted to the Underwriters and the Authority and approved by the Underwriters and the Authority, with only such changes or modifications thereof as the Underwriters, the Authority, Doral Financial and the Borrower shall agree upon.

                  (c) Doral Financial is a bank holding company registered under the Bank Holding Company Act of 1956 and duly organized, validly existing and in good standing under the laws of the Commonwealth, and the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth, each with power and authority to conduct their businesses as described in the Official Statement and Prospectus and to consummate the transactions contemplated by the Loan and Guaranty Agreement, the Continuing Disclosure Agreement and this Agreement.



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                  (d) By official action of the Borrower prior to or
concurrently with the acceptance hereof, the Borrower has ratified the distribution of the Preliminary Official Statement and Prospectus and approved the distribution of the Official Statement and Prospectus.

                  (e) Doral Financial meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and has filed with the Commission a registration statement on such Form for registration under the Securities Act of the offering and sale of the Bonds, including the Official Statement and Prospectus, and has filed those amendments to such registration statement as may have been required to the date of this Agreement. Such registration statement has been declared effective by the Commission. The Commission has not issued any order preventing or suspending the use of the Official Statement and Prospectus or instituted or, to the knowledge of Doral Financial or the Borrower, threatened any proceeding for that purpose. Copies of such registration statement and amendments and of the Official Statement and Prospectus have been delivered to the Representative. A final Official Statement and Prospectus relating to the Bonds containing information permitted to be omitted at the time of effectiveness by Rule 430A will be filed by Doral Financial with the Commission in accordance with Rule 424(b) of the Rules and Regulations promptly after execution and delivery of this Agreement. The term "Registration Statement" means the registration statement as amended at the time it became effective (the "Effective Date"), including all financial statements and schedules and all exhibits and documents incorporated therein by reference and all information contained in



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the Official Statement and Prospectus filed with the Commission pursuant to
Rule 424(b) of the Rules and Regulations and deemed to be included therein as of the Effective Date by Rule 430A of the Rules and Regulations and including any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations (a "Rule 462 Registration Statement") increasing the size of the offering. References herein to any document or other information incorporated by reference in the Registration Statement shall include documents or other information incorporated by reference in the Official Statement and Prospectus. References herein to the Preliminary Official Statement and Prospectus or the Official Statement and Prospectus shall be deemed to include all documents and information incorporated by reference therein and shall be deemed to refer to and include any documents and information filed after the date of such Preliminary Official Statement and Prospectus or such Official Statement and Prospectus, as the case may be, and so incorporated by reference under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (f) On the date that the Registration Statement containing the Preliminary Official Statement and Prospectus was filed with the Commission, on the date that the Official Statement and Prospectus is first filed with the Commission pursuant to Rule 424(b), at all-times subsequent to and including the day of the Closing and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Official Statement and Prospectus is filed with the Commission, the Registration Statement, the Preliminary Official Statement and Prospectus and the Official Statement and Prospectus (as amended or as supplemented if Doral Financial shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the



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Official Statement and Prospectus, did or will comply with all applicable provisions of the Securities Act and the Rules and Regulations and did or will contain all statements required to be stated therein in accordance with the Securities Act and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, at the date the Official Statement and Prospectus or any amendment or supplement to the Official Statement and Prospectus is filed with the Commission, and at the day of the Closing, the Official Statement and Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 6(f) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriters furnished in writing to Doral Financial by the Representative specifically for inclusion in the Preliminary Official Statement and Prospectus or the Official Statement and Prospectus under the heading "Plan of Distribution". There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the Securities Act or the Rules and Regulations that have not been so filed. The documents which are incorporated by reference in any Preliminary Official Statement and Prospectus or the Official Statement and Prospectus or from which information is so incorporated by reference, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act and the Rules



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and Regulations or the Exchange Act and the rules and regulations thereunder, as applicable, and did not, when such documents were so filed, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and any documents so filed and incorporated by reference subsequent to the effective date of the Registration Statement shall, when they are filed with the Commission, conform in all material respects with the requirements of the Securities Act and the Rules and Regulations and the Exchange Act and the rules and regulations thereunder, as applicable.

                  (g) Except as described in the Registration Statement and the Official Statement and Prospectus, there is no action, suit, proceeding, inquiry or investigation at law or in equity or before or by any court, public board or body pending or, to the knowledge of Doral Financial or of the Borrower, threatened (A) to restrain or enjoin the issuance or delivery of any of the Bonds, the application of the proceeds thereof, or the execution, delivery or performance of the Loan and Guaranty Agreement, the Continuing Disclosure Agreement or this Agreement; (B) in any way contesting the corporate existence or powers of Doral Financial or the Borrower; (C) in any way contesting or affecting the payment, collection or application of the revenues pursuant to the Loan and Guaranty Agreement; or (D) except as described in the Registration Statement and the Official Statement and Prospectus, against or affecting Doral Financial or the Borrower, wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by this Agreement, or the Official Statement and Prospectus, or which, in any way, would materially adversely affect the validity or enforceability of the Bonds, the



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Loan and Guaranty Agreement, the Continuing Disclosure Agreement or this
Agreement, or any other agreement or instrument to which Doral Financial or the Borrower is a party and which is used or contemplated for use in connection with the transactions contemplated hereby or by the Official Statement and Prospectus or would have a material adverse effect on the condition, business, financial or otherwise, of Doral Financial or the Borrower.

                  (h) The Loan and Guaranty Agreement, the Continuing Disclosure Agreement and this Agreement, when executed and delivered by Doral Financial and the Borrower, will be legal, valid and binding obligations of Doral Financial and the Borrower enforceable in accordance with their terms, except to the extent enforcement thereof may be limited by bankruptcy, insolvency, or other similar laws affecting creditors' rights generally or by general principles of equity (regardless of whether such enforceability shall be considered in a proceeding in equity or at law).

                  (i) (i) The execution, delivery and performance by Doral Financial and the Borrower of this Agreement, the Registration Statement, the Official Statement and Prospectus, the Loan and Guaranty Agreement, the Continuing Disclosure Agreement and the borrowings under the Loan and Guaranty
Agreement:

                           (A) have been duly authorized by all requisite corporate action;


                           (B) will not violate (1) any provision of law or any order of any court or any rule, regulation or order of any other agency of government, (2) the Certificate of Incorporation or by-laws of Doral Financial or of the Borrower, or (3) any indenture, agreement or other instrument



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         to which Doral Financial or the Borrower is a party, or by which it or any of its properties are or may be bound;

                           (C) will not be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (B)(3) above; and

                           (D) will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Doral Financial or the Borrower, except as contemplated by the Registration Statement and the Official Statement and Prospectus; and

                  (ii) no registration with or consent or approval of, or other action by, any Federal, state, Commonwealth or other governmental authority or regulatory body, foreign or domestic, is required in connection with the execution, delivery and performance by Doral Financial or the Borrower of this Agreement, the Loan and Guaranty Agreement or the Continuing Disclosure Agreement.

                  (j) The Borrower and Doral Financial agree and consent that the Bond Trustee shall have, pursuant to the provisions of the Trust Agreement, a valid assignment of all payments due to, and certain other rights of, the Authority under the Loan and Guaranty Agreement, subject to no prior rights of other creditors.


                  (k) Doral Financial and the Borrower have received and there remain currently in full force and effect all governmental consents and approvals necessary at this time which would constitute a condition precedent to, or the failure to obtain which



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would materially adversely affect, the performance by the Borrower of its obligations under the Loan and Guaranty Agreement, the Continuing Disclosure Agreement or this Agreement.

                  (l) Doral Financial and the Borrower have received and there remain currently in full force and effect all permits, licenses, accreditations and certifications necessary to conduct their businesses as presently being conducted. No consent, approval, authorization or order of, or any filing or declaration with, any governmental body is required for the consummation of the transactions contemplated by this Agreement or in connection with the issuance and sale of the Bonds, except such as have been obtained and such as may be required under the securities laws of the Commonwealth or the various states of the United States or the by-laws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriters of the Bonds.

                  (m) Neither Doral Financial nor the Borrower is a party to any contract or agreement or subject to any charter or other restriction not disclosed in the Official Statement and Prospectus, the performance of or compliance with which may have a material adverse effect on the condition or business, financial or otherwise, of Doral Financial or of the Borrower.

                  (n) Doral Financial and the Borrower have deemed the Preliminary Official Statement and Prospectus "final" as of its date within the meaning of paragraph (b)(4) of the Rule and omitted therefrom only information permitted to be omitted therefrom by the Rule.


                  (o) Any certificate signed by an authorized



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representative of Doral Financial or of the Borrower delivered to the Authority or the Underwriters shall be deemed a representation and warranty by Doral Financial or the Borrower to such parties as to the statements made therein.

         7. COVENANTS OF DORAL FINANCIAL AND THE BORROWER. Doral Financial and the Borrower, jointly and severally, agree to the following:

                  (a) No amendment or supplement to the Registration Statement or the Official Statement and Prospectus will be filed, either prior to the Effective Date or thereafter, during such period as the Official Statement and Prospectus is required by law to be delivered in connection with the sale of the Bonds, unless a copy thereof shall first have been submitted to the Representative within a reasonable period of time prior to the filing thereof and the Representative shall not have objected thereto in good faith.


                  (b) Doral Financial will notify the Representative promptly, and will confirm such advice in writing, (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request by the Commission for amendments or supplements to the Registration Statement or the Official Statement and Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the threat thereof, (iv) of the happening of any event that in the judgment of the Doral Financial makes any statement of a material fact made in the Registration Statement or the Official Statement and Prospectus untrue or that requires the making of any changes in the Registration Statement or the Official Statement and Prospectus in order to make the statements therein, in light of the circumstances in which they are made, not misleading and (v) of receipt by Doral Financial or the Borrower of any other communication from the Commission relating to the Borrower, Doral Financial, the Registration Statement, any Preliminary Official Statement and Prospectus or the Official Statement and Prospectus. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, Doral Financial will make every reasonable effort to obtain the withdrawal of such order at the earliest possible moment.

         Doral Financial and the Borrower will prepare the Official Statement and Prospectus in a form approved by the Representative and will file such Official Statement and Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act. If Doral Financial has omitted any information from the Registration Statement pursuant to Rule 430A, Doral Financial will use its best efforts to comply with the provisions of and make all requisite filings with the Commission pursuant to said Rule 430A and to notify the Representatives promptly of all such filings.

                  (c) If Doral Financial elects to rely upon Rule 462(b) of the Rules and Regulations, the Company shall file the Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) of the Rules and Regulations by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and Doral Financial shall at the time of filing, either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111 (b) of the Rules and Regulations.

                  (d) If, at any time when the Official Statement and Prospectus relating to the Bonds is required to be delivered under the Securities Act or the Rule, any event occurs as a result of which, in the judgment of Doral Financial or the Borrower or in the opinion of counsel for the Underwriters, the Official Statement and Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or the Registration Statement, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, or if for any other reason it is necessary at any time to amend or supplement the Official Statement and Prospectus or the Registration Statement to comply with the Securities Act or the Rules and Regulations, Doral Financial will promptly notify the Representative thereof and, subject to Section 7(a) hereof, will prepare and file with the Commission, at Doral Financial=s expense, an amendment to the Registration Statement or an amendment or supplement to the Official Statement and Prospectus that corrects such statement or omission or effects such compliance.

                  (e) Doral Financial and the Borrower will comply with all the provisions of all undertakings contained in the Registration Statement.


                  (f) The Borrower will apply the proceeds from the sale of the Bonds as provided in and subject to all of the terms and provisions of the Loan and Guaranty Agreement and the Official Statement and Prospectus.

                  (g) Between the date of this Agreement and the date of the Closing, not, without the prior written consent of the Underwriters, to offer or issue any industrial revenue bonds exempted to Puerto Rico residents, direct or contingent, nor to cause any adverse change of a material nature in the financial position, results of operations or condition, in either case, other than in the ordinary course of business and except as disclosed in the Official Statement and Prospectus.

                  (h) Doral Financial and the Borrower will provide the Underwriters with sufficient copies of any supplement or amendment to the Official Statement and Prospectus as the Representative reasonably requests so as to enable the Underwriters to comply with the provisions of paragraph (b)(4) of the Rule. The Borrower shall be under no obligation to determine whether the number of copies requested by the Representative of any amendment or supplement to the Official Statement and Prospectus pursuant to the preceding sentence shall be sufficient to enable the Underwriters to comply with the requirements of the Rule. The Representative shall promptly notify the Borrower of the end of the underwriting period (as defined in the Rule).

                  (i) The Borrower and Doral Financial will furnish such information and execute such instruments as the Underwriters may reasonably request (i) to (A) qualify the Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions in the United States as the Underwriters may designate and (B) determine the eligibility of the Bonds for investment under the laws of such states and other jurisdictions and (ii) to continue such qualifications in effect so long as required for the distribution of the Bonds, provided that Doral Financial or the Borrower shall not be required to execute a general consent to service of process or qualify to do business in connection with any such qualification or determination in any such jurisdiction.

                  (j) The Borrower and Doral Financial will advise the Underwriters immediately of receipt by Doral Financial of the Borrower of any notification with respect to the suspension of the qualification of the Bonds for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose.

                  (k) The Borrower and Doral Financial will use their best efforts to obtain when needed all consents, approvals, authorizations and orders of governmental or regulatory authorities that are required for the performance of their obligations under the Loan and Guaranty Agreement.

                  (l) As soon as practicable, Doral Financial will make generally available to its security holders and to the Representative an earnings statement or statements of Doral Financial and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (m) The Borrower and Doral Financial will provide, or direct the provision of, all information that may be required by the Commission pursuant to the Rule and any future amendments thereto to the extent such amendments are deemed applicable to the Borrower, Doral Financial and/or the Bonds.


         8.       THE CLOSING. At 10:00 a.m., Atlantic standard time, on

___________, 1999, or at such later time or date as may be mutually agreed upon by the Authority, the Borrower and the Underwriters (such date being herein sometimes called the "Closing Date"), the Authority will cause the Bond Trustee to deliver the Bonds to or for the account of the Underwriters in definitive form and duly executed and authenticated, and, subject to the terms and conditions hereof, the Underwriters will accept such delivery and pay the purchase price for the Bonds in immediately available funds as set forth in Paragraph 1 hereof to the Bond Trustee. Delivery of the Bonds shall be made to DTC in such manner as shall be mutually agreed upon by the Authority, the Borrower and the Representative. Delivery of the other documents provided for herein to be made at the Closing and payment for the Bonds as aforesaid shall take place at the office of Pietrantoni, Mendez & Alvarez, San Juan, Puerto Rico, or at such other place as shall have been mutually agreed upon by the Authority, the Borrower and the Underwriters.

         9. CONDITIONS OF UNDERWRITERS' OBLIGATION TO PURCHASE. The obligation of the Underwriters to purchase and accept delivery of the Bonds is subject to the accuracy of the representations and warranties of the Authority, Doral Financial and the Borrower herein and in the Loan and Guaranty Agreement, to the accuracy of the statements of officers or representatives of the Authority, Doral Financial and the Borrower made pursuant to the provisions hereof, to the performance by the Authority, Doral Financial and the Borrower of their respective obligations hereunder to be performed at or prior to the Closing, and to the following additional conditions precedent:

                  (a) The Official Statement and Prospectus, the Loan and Guaranty Agreement, this Agreement, the Trust Agreement, the Continuing Disclosure Agreement, the DTC Agreement and the Bonds shall have been duly authorized, executed and delivered, all in form satisfactory to the Underwriters and shall constitute valid and binding agreements of the parties thereto.

                  (b) The Representative shall have received (i) evidence, reasonably satisfactory to the Representative, of the due authorization, execution and delivery of, and executed copies of, the documents mentioned in clause (a) of this Paragraph 9 by the parties thereto, (ii) an opinion of counsel for Doral Financial and the Borrower acceptable in form and substance to the Underwriters, (iii) appropriate certificates reasonably satisfactory to the Representative covering litigation and compliance with laws and prior agreements, and with respect to the status of all necessary permits and requirements, and (iv) evidence that the Registration Statement has become effective and is effective as of the date of the Closing.

                  (c) The Representative shall have received a copy, duly certified by the Secretary or an Assistant Secretary of the Authority, of the Bond Resolution and shall also have received certified copies of any required approvals referred to in Paragraph 5(d) hereof.

                  (d) The Representative shall have received copies, duly certified by the Secretary or an Assistant Secretary of Doral Financial and the Borrower of the resolutions or other corporate action referred in Paragraph 6(i) hereof.

                  (e) The Representative shall have received an opinion of counsel for the Authority acceptable in form and substance to the Underwriters, acceptable in form and substance to the Underwriters.

                  (f) The Representative shall have received the approving opinion on the Bonds of Fiddler, Gonzalez & Rodriguez, LLP, Bond Counsel, substantially in the form attached as Appendix IV to the Official Statement and Prospectus and a supplemental opinion of Fiddler, Gonzalez & Rodriguez, LLP, Bond Counsel, acceptable in form and substance to the Underwriters.

                  (g) The Representative shall have received a manually signed copy of the letter, addressed to the Underwriters, dated the Closing Date, of Pricewaterhouse Coopers LLP to the effect that such accounting firm reaffirms as of such Closing Date and as though made at such date, the statements made in the letter furnished to the Underwriters by such accountants pursuant to paragraph 2(e) hereof, except that references to the date referred to in such letter as the most recent date through which such accountants have performed their work will be a date not more than five (5) business days prior to the Closing Date.

                  (h) The Representative shall have received a certificate, dated the Closing Date, of the Executive Director or the Assistant Executive Director of the Authority to the effect that: (i) the Authority has duly performed and complied with all agreements and conditions and all of its obligations required to be performed at or prior to the Closing Date, each of its representations and warranties contained herein and in the Loan and Guaranty Agreement are true and correct as of the Closing Date and at the time of Closing no event of default or default shall have occurred and be continuing with respect to the Bonds; (ii) the Authority has duly adopted the Bond Resolution and has authorized, by all necessary action, the execution, delivery, receipt and due performance of this Agreement, the Bonds, the Official Statement and Prospectus, the Trust Agreement, the Loan and Guaranty Agreement, the DTC

Agreement and any and all such other agreements and documents as may be required to be executed, delivered and received by it in order carry out, give effect to and consummate the transactions contemplated hereby and thereby;
(iii) no litigation is pending, or to his knowledge threatened, to restrain or enjoin the issuance or sale of the Bonds or in any way affecting as to the Authority any authority for or the validity of the Bonds, the Official Statement and Prospectus, the Trust Agreement, the Loan and Guaranty Agreement, this Agreement, the Bond Resolution, the DTC Agreement or in any way contesting the Authority's existence or powers; and (iv) the adoption and performance by the Authority of the Bond Resolution and the execution, delivery, receipt and due performance of the Bonds, the Official Statement and Prospectus, the Trust Agreement, the Loan and Guaranty Agreement, this Agreement, the DTC Agreement and the other agreements contemplated hereby and the Authority's compliance with the provisions hereof and thereof will not conflict with or constitute on the Authority's part a breach of or a default under any existing law, court or administrative regulation, decree or order or any agreement, indenture, mortgage, lease or other instrument to which the Authority is subject or by which it is or may be bound.


                  (i) The Representative shall have received a certificate, dated the Closing Date, of an authorized representative of Doral Financial and of the Borrower to the effect that (i) each of the representations and warranties of the Borrower contained in this Agreement, the Loan and Guaranty Agreement and the Continuing Disclosure Agreement is true and correct as of the Closing Date, (ii) each of the agreements of the Borrower to be complied with and each of the obligations to be performed by Doral Financial and the Borrower under this Agreement, the Loan and Guaranty Agreement or the Continuing Disclosure Agreement on or prior to the Closing Date have been complied with and performed, (iii) the conditions or acts that are disclosed in the Official Statement and Prospectus as occurring prior to the Closing Date have occurred, (iv) as of the Closing Date and except as may be disclosed in the Official Statement and Prospectus, there has been no material adverse change in the financial position of Doral Financial or the Borrower since the date of the financial statements incorporated by reference in the Official Statement and Prospectus, (v) no event of default under this Agreement or the Loan and Guaranty Agreement, or event which with giving of notice or lapse of time or both would constitute an event of default under any such document, has occurred and is continuing or will occur as a result of the transactions to take place at Closing, and (vi) no event affecting Doral Financial or the Borrower has occurred since the date of the Official Statement and Prospectus that either makes untrue or incorrect in any material respect any statement or information concerning Doral Financial or the Borrower contained in the Official Statement and Prospectus or is not reflected in the Official Statement and Prospectus but should be reflected therein or that is necessary to make the statements and information therein concerning the Borrower not misleading.

                  (j) The Representative shall have received an opinion of O'Neill & Borges, counsel to the Underwriters, acceptable in form and substance to the Underwriters.

                  (k) The Representative shall have received a copy of the certificate of incorporation of Doral Financial and of the Borrower, as amended, certified as of a recent date by the appropriate officer of the Commonwealth, together with certificates dated as of a recent date from the Secretary of State of the Commonwealth as to the existence and good standing of Doral

Financial and of the Borrower under the laws of the Commonwealth and copies of the by-laws of Doral Financial and of the Borrower certified by the Secretary or an Assistant Secretary of Doral Financial and the Borrower.

                  (l) The Representative shall have received written evidence that the Bonds have been issued a rating of "BBB-" by Standard & Poor's Ratings Services ("S&P"), of "BBB" by Duff & Phelps ("D&P") and of "Baa3" by Moody's Investors Service ("Moody's").

                  (m) The Representative shall have received evidence as to the good standing of Doral Financial and its banking, mortgage banking and securities subsidiaries from the Commissioner of Financial Institutions of Puerto Rico.

                  (n) The Underwriters shall have received such other documentation, certificates and opinions as may be reasonably required by the Underwriters.

         10.      INDEMNIFICATION AND CONTRIBUTION.


                  (a) Doral Financial and the Borrower agree to indemnify and hold harmless the Authority, the Underwriters, any member, officer, official, employee or agent of the Authority or the Underwriters, and each person, if any, who controls the Authority or Underwriters within the meaning of the Securities Act or the Exchange Act (collectively, for purposes of this Section 10(a), the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses, joint or several, to which any of the Indemnified Parties may become subject, under either of said Acts or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue or misleading statement of a material fact contained in Section 6 of this Agreement, (ii) any untrue statement or alleged untrue statement of any material fact contained in (A) any Preliminary Official Statement and Prospectus, the Registration Statement or the Official Statement and Prospectus, or any amendment or supplement to the Registration Statement or the Official Statement and Prospectus or (B) any application or other document, or any amendment or supplement thereto, executed by Doral Financial or the Borrower or based upon written information furnished by or on behalf of Doral Financial or the Borrower filed in any jurisdiction in order to qualify the Bonds under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application"), or (iii) the omission or alleged omission to state in any Preliminary Official Statement and Prospectus, the Registration Statement or the Official Statement and Prospectus, or any amendment or supplement to the Registration Statement or the Official Statement and Prospectus or any Application a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, including the aggregate amount paid in settlement of any litigation commenced or threatened arising from a claim based upon any such untrue statement or omission if such settlement is effected with the written consent of Doral Financial and the Borrower, and will reimburse each such Indemnified Party for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (1) Doral Financial or the Borrower will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in any of such documents in reliance upon and in conformity with written information furnished to Doral Financial or the Borrower by the Authority or the Underwriters specifically for use therein; and (2) this indemnity shall not apply to any losses, claims, damages, liabilities or expenses arising out of or based upon any such untrue statement or any such omission if such statement or omission was corrected by a supplement or amendment to the Official Statement and Prospectus delivered to the Underwriters prior to the sale of the Bonds to the person asserting the loss. This indemnity agreement will be in addition to any liability which Doral Financial or the Borrower may otherwise have. Doral Financial or the Borrower will not, without the prior written consent of each of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not such Underwriter is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Underwriter and each member, officer, official, employee, agent and controlling person of such Underwriter from all liability arising out of such claim, action, suit or proceeding.

                  Doral Financial and the Borrower acknowledge that the information set forth in the Official Statement and Prospectus under the caption "Plan of Distribution" related to stabilization and passive market making legends constitutes the only information furnished in writing by or on behalf of the Underwriters specifically for use in the Official Statement and Prospectus. In addition, Doral Financial and the Borrower acknowledge that the information set forth in the Official Statement and Prospectus under the captions "AFICA," "GOVERNMENT DEVELOPMENT BANK FOR PUERTO

RICO" and "LEGAL INVESTMENT" constitutes the only information furnished in writing by or on behalf of the Authority specifically for use in the Official Statement and Prospectus.

                  (b) The Underwriters agree to indemnify and hold harmless the Authority, Doral Financial, the Borrower, any member, director, officer, official, employee or agent of the Authority, Doral Financial or the Borrower, and each person, if any, who controls the Authority, Doral Financial or the Borrower within the meaning of the Securities Act or the Exchange Act (collectively, for purposes of this Section 10(b), the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses, joint or several, to which the Indemnified Parties may become subject, under either of said Acts or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or misleading statement of a material fact contained in the Preliminary Official Statement and Prospectus, the Registration Statement or the Official Statement and Prospectus, or any omission or alleged omission from the Preliminary Official Statement and Prospectus, the Registration Statement or the Official Statement and Prospectus, or any amendment or supplement to the Registration Statement or the Official Statement and Prospectus of a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only so far as any such statement or omission was made in reliance upon and in conformity with written information, if any, as was furnished in writing by the Underwriters for use therein.


                  (c) The Authority agrees to indemnify and hold harmless the Underwriters, Doral Financial, the Borrower, any member, officer, official, employee or agent of the Underwriters, Doral Financial or the Borrower, and each person, if any, who controls the Underwriters, Doral Financial or the Borrower within the meaning of the Securities Act of the Exchange Act (collectively, for purposes of this Section 10(c), the "Indemnified Parties"), against any and all losses, claims, damages, liabilities or expenses, joint or several, to which any such Indemnified Party may become subject, under either of said Acts or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or misleading statement of a material fact contained in any Preliminary Official Statement and Prospectus, the Registration Statement or the Official Statement and Prospectus, or caused by any omission or alleged omission from any Preliminary Official Statement and Prospectus, the Registration Statement or the Official Statement and Prospectus, or any amendment or supplement to the Registration Statement or the Official Statement and Prospectus of a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that any such statement or omission relates to the information appearing under the captions "AFICA," "GOVERNMENT DEVELOPMENT BANK FOR PUERTO RICO" and "LEGAL INVESTMENT".


                  (d) If the indemnification provided for in the above subsections (a), (b) and (c) of this Section 10 is for any reason unavailable (other than for a reason specified in this Section 10) or insufficient to hold harmless an Indemnified Party under sections (a), (b) or (c) above with respect to losses covered by such subsection, then each indemnifying party shall contribute to the damages paid by such Indemnified Party (A) in such proportion as is appropriate to reflect the relative benefits received by the

Borrower and Doral Financial (collectively), the Authority and the Underwriters from the offering of the Bonds or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (A) above, but also the relative liability of the Borrower and Doral Financial (collectively), the Authority and the Underwriters in connection with the statements or omissions which resulted in such damages, as well as any other relevant equitable considerations. The relative benefits received by the Borrower and Doral Financial (collectively), the Authority and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by each one bear to each other. The relative benefits received by the Borrower and Doral Financial shall be deemed to be equal to the total net proceeds from the offering of the Bonds (after deducting only the underwriting discount and the Authority's Administrative
Fee). The relative benefits received by the Authority shall be deemed to be equal to its Administrative Fee and the relative benefits received by the Underwriters shall be deemed to be equal to their total underwriting discount or commissions, as set forth in this Bond Purchase Agreement. The relative liability of each Indemnified Party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Borrower or Doral Financial (collectively), the Authority or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Authority, the Borrower, Doral Financial and the Underwriters agree that it would not be just and equitable if their respective obligations to contribute pursuant to this subsection (d) were to be determined by pro rata allocation of the aggregate damages or by any other method of allocation which does not take into account the equitable considerations referred to above. For purposes of this subsection (d) the term "damages" shall include any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending against any action or claim which is the subject of the contribution provisions of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the total underwriting discount received by them and the Authority shall not be required to contribute any amounts in excess of the Administrative Fee payable to the Authority. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation in connection with the issuance of the Bonds.

                  (e) In case any action shall be brought against one or more of the Indemnified Parties based upon the Official Statement and Prospectus and in respect of which indemnity may be sought against the indemnifying party, the Indemnified Parties shall promptly notify the indemnifying party in writing, and the indemnifying party may assume the defense thereof, including the employment of counsel, the payment of all expenses and the right to negotiate and consent to settlement, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an Indemnified Party otherwise than under this Section 10, unless, and only to the extent that, such omission results in the forfeiture of substantial rights or defenses by the indemnifying parties. Any one or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless the employment of such counsel has been specifically authorized in writing by the indemnifying or contributing party or parties or the indemnifying or contributing party or parties shall not have employed counsel to assume the defense of such action promptly after receiving notice thereof, or such Indemnified Party or Indemnified Parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the indemnifying or contributing party or parties (in which case the indemnifying or contributing party or parties shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses of separate counsel for the Indemnified Party shall be borne by the indemnifying or contributing party or parties. The indemnifying party shall not be liable for any settlement of any such action effected without its consent by any of the Indemnified Parties.

         11. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective agreements, representations, warranties and other statements of the Authority, Doral Financial, the Borrower and the Underwriters and their respective officers set forth in or made pursuant hereto will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Borrower, Doral Financial or the Authority, and will survive delivery of and payment for the Bonds.

         12. TERMINATION OF BOND PURCHASE AGREEMENT. The Representative may terminate this Agreement, in its absolute discretion, without liability therefor, by notice given to the Authority, Doral

Financial and the Borrower prior to the Closing if, at any time prior to the
Closing:

                  (a) Any fact shall exist or any event shall have occurred that, in the opinion of the Representative, makes the Registration Statement or the Official Statement and Prospectus contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) Any extraordinary event shall have occurred or shall exist affecting current Commonwealth, national or international economic, financial or other conditions or affecting Doral Financial or the Borrower which, in the reasonable opinion of the Representative, materially adversely affects the market for the Bonds or the sale, at the contemplated offering prices, by the Underwriters of the Bonds;

                  (c) A war or other similar hostilities directly involving the United States shall have occurred, which in the reasonable opinion of the Representative, materially adversely affects the market for the Bonds or the sale, at the contemplated offering prices, by the Underwriters of the Bonds;

                  (d) A general banking moratorium shall have been declared by authorities of the United States or the Commonwealth;

                  (e) Any rating of the Bonds shall have been downgraded or withdrawn by S&P, D&P or Moody's;

                  (f) The New York Stock Exchange or other national securities exchange, or any governmental authority, shall impose any material restrictions not now in force or being enforced with respect to the Bonds or obligations of the general character of the Bonds or securities generally, or shall materially increase restrictions now in force, including those relating to the extension of credit by, or charges to the net capital requirements of, underwriters;

                  (g) Any legislation, ordinance, rule or regulation shall be introduced in, or be enacted by, any governmental body, department or agency in the Commonwealth, or decision by any court of competent jurisdiction within the Commonwealth shall be rendered which, in the reasonable opinion of the Representative, materially adversely affects the market for the Bonds or the sale, at the contemplated offering prices, by the Underwriters of the Bonds;

                  (h) Any amendment to the Official Statement and Prospectus is proposed by the Borrower or Doral Financial or deemed necessary by Bond Counsel or counsel to the Underwriters pursuant to Paragraph [ ] hereof which, in the reasonable opinion of the Representative, materially adversely affects the market for the Bonds or the sale, at the contemplated offering prices, by the Underwriters of the Bonds; or

                  (k) The Authority, Doral Financial or the Borrower shall be unable to satisfy the conditions to the obligations of the Underwriters to purchase, to accept delivery of and to pay for the Bonds contained in this Agreement.


         13. EXPENSES OF THE AUTHORITY, DORAL FINANCIAL AND THE BORROWER. Whether or not the transactions contemplated hereby shall be consummated, the Underwriters and the Authority shall be under no obligation to pay, and Doral Financial and the Borrower shall pay, any and all reasonable expenses incident to the performance of the obligations of the Authority, the Underwriters, Doral Financial or the Borrower under this Agreement and the fulfillment of the conditions imposed hereunder including but not limited to: (i) the cost of preparing, printing and delivering the Bonds, the Preliminary Official Statement and Prospectus, the Registration Statement and the Official Statement and Prospectus, the Trust Agreement and the Loan and Guaranty Agreement and any amendments or supplements thereto; (ii) the fees and disbursements of Bond Counsel; (iii) the fees and disbursements of any counsel, auditors, engineers, consultants or other retained by the Authority, Doral Financial or the Borrower in connection with the transactions contemplated herein; (iv) the fees and disbursements of the Bond Trustee and its counsel; (v) the charges made by rating agencies for the rating of the Bonds; (vi) the expenses incurred by the Underwriters in connection with the purchase of the Bonds and the transactions contemplated herein, including the fees and disbursements of legal counsel retained by or on behalf of the Underwriters; and (vii) any and all liability with respect to amounts payable as a result of (A) any issuance, stamp, documentary, transfer or similar taxes which may be determined to be payable in connection with the execution and delivery of the Bonds, this Agreement, the Registration Statement, the Official Statement and Prospectus, the Trust Agreement, the Loan and Guaranty Agreement or any other ancillary agreement, or any modification, amendment or alteration, of the terms or provisions of any of the foregoing, and (B) any interest or penalties resulting from any delays in paying any of such expenses, charges, disbursement, liabilities or taxes. The obligations of the Borrower under this Paragraph 13 shall survive the delivery of and payment for the Bonds.

         14. NOTICES. Any notice or other communication to be given to the Authority, Doral Financial or the Borrower under this Agreement may be given by delivering the same in writing at the address set forth above, and any notice or other communication to be given to the Underwriters under this Agreement may be given by delivering the same in writing to Popular Securities, Inc., Popular Center Building, Suite 1020, San Juan, Puerto Rico 00918, Attention: President.

         15. PARTIES IN INTEREST. This Agreement is made solely for the benefit of the Authority, Doral Financial, the Borrower and the Underwriters (including the successors or assigns of the Underwriters) and no other person shall acquire or have any right hereunder or by virtue hereof.

         16. NO ORAL CHANGE. This Agreement may not be changed orally, but only by an agreement in writing and signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

         17. EFFECTIVENESS. This Agreement shall become effective upon the execution hereof by the Authority, Doral Financial and the Borrower and shall be valid and enforceable as of the time of delivery of such executed copy to the Underwriters.

         18. COUNTERPART EXECUTION. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which counterparts shall together constitute but one and the same instrument.

         19.      GOVERNING LAW. This Agreement is being made in the

Commonwealth and for all purposes shall be construed and enforced in accordance with the laws of the Commonwealth.

         20. SEVERABILITY. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

                                        Very truly yours,

                                        POPULAR SECURITIES, INC.
                                        PAINEWEBBER INCORPORATED
                                          OF PUERTO RICO
                                        DORAL SECURITIES, INC.
                                        MERRILL LYNCH & CO.
                                        MORGAN STANLEY & CO. INCORPORATED
                                        SALOMON SMITH BARNEY INC.


                                        BY:  POPULAR SECURITIES, INC., AS
                                             REPRESENTATIVE



                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

The foregoing Bond Purchase Agreement is hereby accepted as of October __, 1999.


PUERTO RICO INDUSTRIAL, TOURIST,
EDUCATIONAL, MEDICAL AND ENVIRONMENTAL
CONTROL FACILITIES FINANCING AUTHORITY



By:
   -----------------------------------
Name:

Title:



DORAL PROPERTIES, INC.



By:
   -----------------------------------
Name:
Title:



DORAL FINANCIAL CORPORATION



By:
   -----------------------------------
Name:
Title:

                                   SCHEDULE I

                                                 Principal Amount
                                                     of Bonds
Underwriter                                       to be Purchased
-----------                                       ---------------
POPULAR SECURITIES, INC.                             $
PAINEWEBBER INCORPORATED
  OF PUERTO RICO
DORAL SECURITIES, INC.
MERRILL LYNCH & CO.
MORGAN STANLEY & CO. INCORPORATED
SALOMON SMITH BARNEY INC.                            ------------
                           TOTAL                     $
                                                     ------------